UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2018
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 15, 2018 (the “Closing Date”), American Airlines, Inc. (“American”) and American Airlines Group Inc. (“AAG”) entered into a Fourth Amendment to Amended and Restated Credit and Guaranty Agreement (the “Fourth Amendment”), amending the Amended and Restated Credit and Guaranty Agreement dated as of May 21, 2015, which amended and restated the Credit and Guaranty Agreement dated as of June 27, 2013 (as amended prior to the date hereof, the “Credit Agreement,” and the term loan and revolving credit facilities established thereunder, the “2013 Credit Facilities”), among American, AAG, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent, and Barclays Bank PLC, as designated replacement term lender.
On the Closing Date, the aggregate principal amount of the term loans outstanding under the Credit Agreement (the “Existing Term Loans”) was approximately $1.8 billion. Under the Fourth Amendment, American refinanced the Existing Term Loans with proceeds of term loans incurred pursuant to the Fourth Amendment (the “Replacement Term Loans”). Pursuant to the Fourth Amendment, the interest rate margin on the Replacement Term Loans was reduced to 1.75% for those loans with interest rates based on LIBOR (compared to 2.00% for the Existing Term Loans) and to 0.75% for loans with interest rates based on an index (compared to 1.00% for the Existing Term Loans). Under the Fourth Amendment, American also extended the maturity date for the Replacement Term Loans to June 27, 2025. The revolving credit facility under the Credit Agreement remains unchanged and, as of the Closing Date, there were no borrowings or letters of credit outstanding thereunder.
See the Annual Report on Form 10-K of AAG and American for the year ended December 31, 2017 and the Quarterly Report on Form 10-Q of AAG and American for the quarter ended March 31, 2018 for more information regarding the 2013 Credit Facilities.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: May 15, 2018	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: May 15, 2018	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer